UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 3, 2013

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 27, 2013, Cablevision Systems Corporation (“Cablevision”) and its wholly owned subsidiary, CSC Holdings, LLC (collectively, the “Company”) completed the sale of substantially all of its Clearview Cinemas’ theaters (“Clearview Cinemas”) to Bow Tie Cinemas in connection with the asset purchase agreement between the two parties entered into in April 2013 (the “Clearview Sale”).

On July 1, 2013, the Company completed the sale of its Bresnan Broadband Holdings, LLC subsidiary (“Bresnan Cable”) for $1,625,000 in cash, subject to certain adjustments, including a reduction for certain funded indebtedness of Bresnan Cable (the “Bresnan Sale”) to Charter Communications Operating, LLC (“Charter”) pursuant to a purchase agreement entered into between the Company and Charter in February 2013.

Subsequent to the Clearview Sale and Bresnan Sale, the Company will no longer consolidate the financial results of Clearview Cinemas and Bresnan Cable. The historical financial results of Clearview Cinemas will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented through the date of the Clearview Sale, beginning with the financial statements to be filed for the quarter ended June 30, 2013. The historical financial results of Bresnan Cable have been reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented beginning with the financial statements that were filed for the quarter ended March 31, 2013.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma Financial Information

The unaudited pro forma condensed consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC as of March 31, 2013, and the unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the three months ended March 31, 2013 and 2012 and for the years ended December 31, 2012, 2011 and 2010 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)
99.1	The unaudited pro forma condensed consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC as of March 31, 2013, and the unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the three months ended March 31, 2013 and 2012 and for the years ended December 31, 2012, 2011 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

By:	/s/Victoria M. Mink
	Name:	Victoria M. Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: July 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC
(Registrant)

By:	/s/Victoria M. Mink
	Name:	Victoria M. Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: July 3, 2013